UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  (Date of Earliest Event Reported):

February 10, 2010

SUPERMEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In recognition of the extraordinary individual efforts of certain employees, including the executive officers of SuperMedia Inc. (the “Company”) related to the completion of restructuring of the Company and emergence from bankruptcy, on February 10, 2010, the Company’s Human Resources Committee approved an Emergence Bonus Program with an aggregate emergence bonus pool of $5,213,000.  On February 11, 2010, the Company entered into Emergence Bonus Award Agreements with executive officers along with certain other employees of the Company, the form of which is attached to this Current Report on Form 8-K.  The emergence awards will be paid out in two equal annual installments.  Fifty percent (50%) of the emergence bonus will vest and be payable immediately and the remaining fifty percent (50%) of the emergence bonus will vest and be payable on the first anniversary of the date of the award, subject to forfeiture or earlier payment based upon specified triggering events.  The award recipients will forfeit the remaining 50% of their respective bonus award amount if he or she terminates their employment prior to the first anniversary of the date of the award.  However, if the award recipient’s employment is terminated for any of the following reasons prior to the first anniversary of the date of the award, the remaining 50% of the bonus amount will immediately vest and become due and payable on the first anniversary of the date of the award: (i) employment is terminated by the Company without cause, (ii) in connection with a change in control, the executive officer terminates his or her employment for good reason (such as a material adverse change in status or position, reduction in salary or target incentive award opportunities, relocation more than 50 miles from current location, or the successor fails or refuses to assume the obligations under the agreement), or (iii) the award recipient becomes disabled or dies.

The foregoing summary is qualified in its entirety by reference to the text of the Form of the Emergence Bonus Award Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K.  Such exhibit is incorporated herein by reference.

Under the Emergence Bonus Award Agreements, the Company’s Named Executive Officers were granted emergence bonuses in the following amounts on the terms and conditions set forth in the Emergence Bonus Award Agreements, including the vesting schedule:

Named Executive Officer	Emergence Bonus Award

Scott W. Klein: Chief Executive Officer	$2,000,000

Samuel D. Jones: Executive Vice President, Chief Financial Officer and Treasurer	$450,000

Cody Wilbanks: Executive Vice President – General Counsel and Secretary	$425,000

Frank P. Gatto: Executive Vice President – Operations	$320,000

Georgia R. Scaife: Executive Vice President – Human Resources and Employee Administration	$260,000

In addition, on February 10, 2010, the Company’s Human Resources Committee approved base salary increases for the following Named Executive Officers in the following amounts:

Named Executive Officer	Base Salary

Samuel D. Jones: Executive Vice President, Chief Financial Officer and Treasurer	$450,000

Cody Wilbanks: Executive Vice President – General Counsel and Secretary	$425,000

Frank P. Gatto: Executive Vice President – Operations	$400,000

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Emergence Bonus Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

By:	/s/ Cody Wilbanks
	Name:	Cody Wilbanks
	Title:	Executive Vice President –
General Counsel and Secretary

Date:  February 16, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Emergence Bonus Award Agreement